UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                       NOVEMBER 9, 2007 (NOVEMBER 9, 2007)
                ________________________________________________
                Date of Report (Date of earliest event reported)


                           POINT BLANK SOLUTIONS, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


          DELAWARE                     001-13112                11-3129361
________________________________________________________________________________
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)          Identification No.)


                2102 SW 2nd Street, Pompano Beach, Florida 33069
               ___________________________________________________
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (954) 630-0900


          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

On November 9, 2007, Point Blank Solutions, Inc. (the "Company") issued a press release announcing that it had responded to the previously-disclosed unsolicited proposal from Steel Partners II, L.P. ("Steel Partners"), an unrelated party, to enter into negotiations to acquire all of the shares of common stock of the Company. A copy of the press release, including the text of a letter dated November 9, 2007, from the Company to Steel Partners, is attached as Exhibit
99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.     DESCRIPTION OF EXHIBIT

   99.1 Press Release issued by Point Blank Solutions, Inc., dated November 9, 2007.




















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


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               POINT BLANK SOLUTIONS, INC.



Date: November 9, 2007         By: /s/ JOHN SIEMER
                               _________________________________________________
                               Name:  John Siemer
                               Title: Chief Operating Officer and Chief of Staff






















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


                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION OF EXHIBIT

   99.1 Press Release issued by Point Blank Solutions, Inc., dated November 9, 2007.































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